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                                                                      Exhibit 99

                                   USABanc.com


                                  MEDIA RELEASE

                      USABanc.com Approves 2-1 Stock Split

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contact:          Brian M. Hartline:  Chief Operating Officer, USABanc.com
                  BMH@USABanc.com / www.USABanc.com
                  215.569.4200


May 19, 1999: Philadelphia, PA - USABanc.com's Board of Directors today approved a 2-1 stock split for the company's Class A Common Stock (NASDAQ - "USAB"). The record date will be June 1, 1999 with a pay date of June 15, 1999.

USABanc.com, formerly USABancShares, is the first Federal Reserve Bank Holding Company to undergo a "dot com" name change. The company owns an FDIC insured financial institution and an NASD regulated brokerage firm, and has established internet banking as its exclusive strategic priority.





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